Mainland China Contribution Plan And Profit Appropriation	12 Months Ended
Dec. 31, 2012
Mainland China Contribution Plan And Profit Appropriation
Mainland China Contribution Plan And Profit Appropriation

11.  Mainland China Contribution Plan And Profit Appropriation

Full time employees of the Group in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on a certain percentage of the employees’ salaries. The total accumulated monthly contributions for such employee benefits were RMB30,528 ,RMB39,347 and RMB44,596 ($7.2 million) for the years ended December 31, 2010, 2011 and 2012, respectively. The Group has no ongoing obligation to its employees subsequent to its contributions to the PRC plan.